Supplement Dated August 6, 2015 to the Summary Prospectuses

This Supplement updates certain information in the Summary Prospectuses for each of the funds of the Lincoln Advisors Trust (together, the “Funds”). You may obtain copies of the Funds’ Summary Prospectuses free of charge, upon request, by calling toll-free 1-800-234-3500 or at www.lfg.com/presidential.

Please keep this Supplement with your Summary Prospectuses and other important records.

Revisions to the Summary Prospectuses for the Funds:

Effective July 31, 2015, all references to David A. Weiss are removed.

Effective August 3, 2015, Patrick McAllister has been appointed as a portfolio manager of the Funds.

The following information is added under “Portfolio Managers” in each Funds’ summary prospectus:

Portfolio Managers	Company Title	Experience w/ Fund
Patrick McAllister	Vice President	Since August 2015